Fees Summary	Oct. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 4,382.42
Total Fee Amount	4,382.42
Total Transaction Valuation	28,624,560.44
Total Offset Amount	0
Net Fee	$ 0